UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2015

Carey Watermark Investors Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54263	26-2145060
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this Current Report on Form 8-K (this “Report”) is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 12, 2015 and March 19, 2015, wholly-owned subsidiaries of Carey Watermark Investors Incorporated (“CWI 1”) completed the acquisitions of the Westin Minneapolis hotel and the Westin Pasadena hotel, respectively, from HEI Hotels & Resorts, an unaffiliated third party.  Descriptions of the Westin Minneapolis hotel and the Westin Pasadena hotel are incorporated herein by reference to the Current Report on Form 8-K filed on April 30, 2015.

On November 20, 2015, a wholly-owned subsidiary of CWI 1 also completed the acquisition of Le Méridien Dallas, The Stoneleigh hotel (the “Stoneleigh”) from HEI Hotels & Resorts.  The Stoneleigh is a full-service hotel located in Dallas, Texas and has 176 rooms.  CWI 1’s investment in the property is approximately $74.0 million in the aggregate, including a $70.0 million purchase price and $4.0 million of planned capital improvements and other acquisition-related costs.  The hotel will continue to be managed by HEI Hotels & Resorts. In connection with the acquisition, CWI 1 obtained $44.8 million in non-recourse debt financing, with a floating interest rate at the London Interbank Offered Rate+3.25% and a maturity date of December 1, 2020. The loan is interest-only for the first 36 months.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Agreement for Sale and Purchase of Hotel Le Méridien Dallas, The Stoneleigh, as amended, dated as of October 23, 2015, by and between HEI Stoneleigh Hotel LLC and CWI Dallas Hotel, LP.  A copy of the Stoneleigh agreement is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(a) and (b)

Pursuant to Items 9.01(a) and (b) of Form 8-K, the registrant hereby undertakes to file any financial statements required to be filed in response to Item 2.01 of Form 8-K through an amendment to this Report within 71 days after the date that this Report was required to be filed.

(d) Exhibits

Exhibit No.	Description

10.1	Agreement for Sale and Purchase of Hotel Le Méridien Dallas, The Stoneleigh, dated as of October 23, 2015, by and between HEI Stoneleigh Hotel LLC and CWI Dallas Hotel, LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors Incorporated

Date: November 25, 2015	By:	/s/ Hisham A. Kader
Hisham A. Kader
Chief Financial Officer and Chief
Accounting Officer